UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 12, 2021

(Date of earliest event reported)

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor
31 Victoria Street
Hamilton HM 10 HM 10
Bermuda
(Address of principal executive offices, including Zip Code)

(441) 294-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes Offering

On April 12, 2021, Marvell Technology Group Ltd., a Bermuda exempted company (“Marvell”), announced that its wholly owned subsidiary, Marvell Technology, Inc., a Delaware corporation (“MTI”), completed its previously announced offering and issuance of: (i) $500,000,000 aggregate principal amount of 1.650% Senior Notes due 2026 (the “2026 Notes”), (ii) $750,000,000 aggregate principal amount of 2.450% Senior Notes due 2028 (the “2028 Notes”) and (iii) $750,000,000 aggregate principal amount of 2.950% Senior Notes due 2031 (the “2031 Notes” and, together with the 2026 Notes and the 2028 Notes, the “Notes,” and such offering, the “Offering”). The Notes were sold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), to purchasers in the United States and pursuant to Regulation S under the Securities Act to purchasers outside of the United States.

The Notes were issued pursuant to, and are governed by, an indenture, dated as of April 12, 2021 (the “Base Indenture”), between MTI and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated as of April 12, 2021 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among MTI, Marvell and the Trustee. The Indenture contains customary covenants and restrictions, including covenants that require MTI, any guarantor and their restricted subsidiaries to satisfy certain conditions in order to incur debt secured by liens, engage in sale/leaseback transactions or, with respect to MTI, merge or consolidate with another entity. The Indenture also provides for customary events of default.

The Offering was conducted in connection with the previously announced proposed acquisition of Inphi Corporation (“Inphi”), which is currently expected to close in April 2021, pending approval by Inphi’s stockholders and Marvell’s shareholders, as well as satisfaction of customary closing conditions. Pursuant to the Agreement and Plan of Merger and Reorganization, dated October 29, 2020 (the “Merger Agreement”), by and among Marvell, MTI, Maui Acquisition Company Ltd, a Bermuda exempted company and a wholly owned subsidiary of MTI (“Bermuda Merger Sub”), Indigo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of MTI (“Delaware Merger Sub”), and Inphi, a Delaware corporation, (i) Bermuda Merger Sub will be merged with and into Marvell (the “Bermuda Merger”), with Marvell continuing as a wholly owned subsidiary of MTI; and (ii) Delaware Merger Sub will be merged with and into Inphi (the “Delaware Merger” and, together with the Bermuda Merger, the “Mergers”), with Inphi continuing as a wholly owned subsidiary of MTI. MTI intends to use the net proceeds of the Offering to fund a portion of the aggregate cash portion of the merger consideration payable to Inphi stockholders in connection with the Mergers and to pay related fees and expenses. MTI expects to use any remaining net proceeds from the Offering for general corporate purposes.

The Offering is not conditioned upon the consummation of the Mergers. However, if (i) the Mergers have not been consummated on or prior to June 29, 2021 (or such later date as the parties may designate in accordance with the Merger Agreement, up to March 1, 2022) or (ii) prior to such date, MTI notifies the Trustee in respect of the Notes that MTI and Marvell will not pursue the consummation of the Mergers, then MTI will be required to redeem each series of the Notes then outstanding at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but not including, the applicable special mandatory redemption date.

The Notes will accrue interest payable semi-annually in arrears on April 15 and October 15 of each year, beginning on October 15, 2021. The 2026 Notes will accrue interest at a rate of 1.650% per year, the 2028 Notes will accrue interest at a rate of 2.450% per year and the 2031 Notes will accrue interest at a rate of 2.950% per year. The 2026 Notes will mature on April 15, 2026, the 2028 Notes will mature on April 15, 2028 and the 2031 Notes will mature on April 15, 2031.

MTI may redeem the 2026 Notes, the 2028 Notes or the 2031 Notes at its option at any time in whole or from time to time in part prior to March 15, 2026 (the “2026 Par Call Date”), in the case of the 2026 Notes, February 15, 2028 (the “2028 Par Call Date”), in the case of the 2028 Notes, and January 15, 2031 (the “2031 Par Call Date” and, together with the 2026 Par Call Date and the 2028 Par Call Date, each, a “Par Call Date” and together, the “Par Call Dates”), in the case of the 2031 Notes, at a redemption price equal to the greater of (i) 100% of the aggregate principal amount of the applicable Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of such Notes, plus in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

MTI may redeem the 2026 Notes, the 2028 Notes or the 2031 Notes at its option at any time in whole or from time to time in part on or after the applicable Par Call Date at a redemption price equal to 100% of the aggregate principal amount of the applicable Notes being redeemed, plus in each case, accrued and unpaid interest thereon to, but excluding, the redemption date.

The foregoing description is qualified in its entirety by the full text of the Base Indenture and the First Supplemental Indenture, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2. The terms of the Indenture, including the forms of the 2026 Notes, 2028 Notes and 2031 Notes attached hereto as Exhibits 4.3, 4.4 and 4.5, respectively, are incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance and sale of the Notes, on April 12, 2021, Marvell and MTI also entered into a registration rights agreement (the “Registration Rights Agreement”) with the representatives of the initial purchasers of the Notes. Marvell and MTI agreed under the Registration Rights Agreement for MTI and Marvell to use their reasonable best efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes, and (ii) cause the registration statement to become effective under the Securities Act. MTI shall be obligated to pay additional interest on the Notes in certain circumstances, including if it does not complete the exchange offer on or prior to the 365th day after the closing of the Offering (the “Target Registration Date”), or, if the shelf registration statement with respect to the Notes (if required to be filed) does not become effective by the later of (i) the Target Registration Date, or (ii) 90 days after the receipt of the relevant request for filing of a shelf registration statement from any initial purchaser pursuant to the terms of the Registration Rights Agreement.

The foregoing description is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1. The terms of the Registration Rights Agreement are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Indenture and the issuance of the Notes by MTI is incorporated by reference into this Item 2.03.

Item. 8.01.	Other Events.

In connection with the closing of the Offering, Marvell issued a press release pursuant to Rule 135c under the Securities Act. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between Marvell and Inphi. In connection with the proposed transaction, on March 11, 2021, MTI filed a registration statement on Form S-4 (File No. 333-251606) with the Securities and Exchange Commission (“SEC”), which included a joint proxy statement of Marvell and Inphi and a prospectus of MTI. The registration statement on Form S-4 has been declared effective by the SEC and a definitive joint proxy statement/prospectus has been sent to all Inphi stockholders and all Marvell shareholders who held shares as of the record date. Each party may file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF INPHI AND INVESTORS AND SECURITY HOLDERS OF MARVELL ARE URGED TO READ THE REGISTRATION STATEMENT, DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors, Marvell shareholders and Inphi stockholders may obtain free copies of the definitive joint proxy statement/prospectus and other documents that are filed or will be filed with the SEC by Marvell, Inphi or MTI through the website maintained by the SEC at www.sec.gov. The documents filed by Marvell with the SEC also may be obtained free of charge at Marvell’s website at www.marvell.com or upon written request to Marvell Technology Group Ltd. at 5488 Marvell Lane, Santa Clara, CA 95054. The documents filed by Inphi with the SEC also may be obtained free of charge at Inphi’s website at www.inphi.com or upon written request to Inphi Corporation at 110 Rio Robles, San Jose, California 95134. Information available on, or accessible through, their respective websites is not incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the proposed transaction between Marvell, Inphi and MTI, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, integration efforts related to the transaction, regulatory approvals and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities and other conditions to the completion of the transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or our ability to integrate the businesses of Marvell and Inphi or due to unexpected costs, liabilities or delays; other factors impacting the semiconductor industry such as supply chain disruptions or component shortages that may impact the production of Marvell or Inphi products or may impact the price of components which in turn may impact margins on any impacted products and any constrained availability from other electronic suppliers impacting Marvell or Inphi customers’ ability to ship their products, which in turn may adversely impact sales to those customers; our ability to obtain or consummate financing or any refinancing related to the transactions upon acceptable terms or at all; risks related to the incurrence of indebtedness in connection with the transaction; litigation relating to the proposed transaction instituted against Marvell and Inphi and their respective directors or officers; the risk that disruptions from the proposed transaction will harm Marvell’s or Inphi’s business, including current plans and operations; the ability of Marvell or Inphi to retain and hire key personnel; our ability to protect our intellectual property; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; risks relating to the value of the shares to be issued in the transaction; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; the impact of public health crises, such as pandemics (including the coronavirus (“COVID-19”) pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; risks related to the impact on Marvell’s and Inphi’s business of the COVID-19 pandemic, which have impacted, and may continue to impact, Marvell’s and Inphi’s workforce and operations and the transportation and manufacturing of Marvell’s and Inphi’s products; risks related to the impact of the COVID-19 pandemic, which have impacted, and may continue to impact the operations of Marvell’s and Inphi’s customers, distributors, vendors, suppliers, and partners; increased disruption and volatility in the capital markets and credit markets as a result of the COVID-19 pandemic, which could adversely affect Marvell’s and Inphi’s liquidity and capital resources; the impact of the COVID-19 pandemic, or other future pandemics, on the U.S. and global economies; disruptions caused by the COVID-19 pandemic resulting in worker absenteeism, quarantines and restrictions on Marvell’s and Inphi’s employees’ ability to work, innovate, collaborate, and travel; the effects that the current credit and market conditions caused by, or resulting from, the COVID-19 pandemic could have on the liquidity and financial condition of Marvell’s or Inphi’s customers and suppliers, including any impact on their ability to meet their contractual obligations; legislative, regulatory and economic developments affecting Marvell’s or Inphi’s businesses; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which Marvell, MTI and Inphi operate; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Marvell’s and/or Inphi’s financial performance; restrictions during the pendency of the proposed transaction that may impact Marvell’s or Inphi’s ability to pursue certain business opportunities or strategic transactions; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Marvell’s and Inphi’s response to any of the aforementioned factors; the risk of downturns in the highly cyclical semiconductor industry; failure to receive the approval of the securityholders of Marvell and/or Inphi; and the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect Marvell’s business described in the “Risk Factors” section of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Marvell from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Marvell gives no assurance that Marvell will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture, dated as of April 12, 2021, by and between Marvell Technology, Inc. and U.S. Bank National Association, as trustee

4.2	First Supplemental Indenture, dated as of April 12, 2021, by and among Marvell Technology, Inc., Marvell Technology Group Ltd. and U.S. Bank National Association, as trustee

4.3	Form of $500,000,000 1.650% Senior Notes due 2026 (included as Exhibit A to Exhibit 4.2)

4.4	Form of $750,000,000 2.450% Senior Notes due 2028 (included as Exhibit B to Exhibit 4.2)

4.5	Form of $750,000,000 2.950% Senior Notes due 2031 (included as Exhibit C to Exhibit 4.2)

10.1	Registration Rights Agreement, dated as of April 12, 2021, by and among Marvell Technology, Inc., Marvell Technology Group Ltd. and J.P. Morgan Securities, LLC, BofA Securities, Inc. and Wells Fargo Securities, LLC, as representatives of the initial purchasers of the Notes

99.1	Press release, dated April 12, 2021

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY GROUP LTD.

Date: April 12, 2021	By:	/s/ Jean Hu
Jean Hu
Chief Financial Officer